Exhibit 10.2
202[] PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
UNDER THE
CAVA GROUP, INC.
AMENDED AND RESTATED
2023 EQUITY INCENTIVE PLAN
CAVA Group, Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 2023 Equity Incentive Plan, as it may be further amended and/or restated from time to time (the “Plan”), hereby grants to the Participant set forth below the target number of Performance-Based Restricted Stock Units (“PBRSUs”) set forth below (the “Target PBRSUs”), with a maximum number of PBRSUs that may be earned as set forth below (“Maximum PBRSUs”). The PBRSUs are subject to all terms and conditions as set forth herein, in the Performance-Based Restricted Stock Unit Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein (including Exhibit A attached to the Performance-Based Restricted Stock Unit Agreement) shall have the meaning set forth in the Plan.

Participant:	[]
Date of Grant:	[]
Performance Period:	The applicable performance period is as set forth on Exhibit A attached to the Performance-Based Restricted Stock Unit Agreement.
Target PBRSUs Granted:	[]
Maximum PBRSUs:	[]
Vesting Schedule:	[]
Dividend Equivalents:	The PBRSUs will be credited with dividend equivalent payments as provided in Section 12(c)(iii) of the Plan.
*          *          *
THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE, THE PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT INCLUDING EXHIBIT A ATTACHED THERETO, AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PBRSUS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE, THE PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

PARTICIPANT

CAVA GROUP, INC.

By:
Title:

202[] PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
UNDER THE
CAVA GROUP, INC.
AMENDED AND RESTATED
2023 EQUITY INCENTIVE PLAN
Pursuant to the Performance-Based Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Performance-Based Restricted Stock Unit Agreement, including Exhibit A attached hereto (this “Performance-Based Restricted Stock Unit Agreement”), and the CAVA Group, Inc. Amended and Restated 2023 Equity Incentive Plan, as it may be further amended and/or restated from time to time (the “Plan”), CAVA Group, Inc., a Delaware corporation (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.Grant of Performance-Based Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the target number of Performance-Based Restricted Stock Units (“PBRSUs”) provided in the Grant Notice (the “Target PBRSUs”), with a maximum number of PBRSUs that may be earned as set forth in the Grant Notice (with each vested PBRSU representing an unfunded, unsecured right to receive one share of Common Stock). The Company may make one or more additional grants of PBRSUs to the Participant under this Performance-Based Restricted Stock Unit Agreement by providing the Participant with a new grant notice, which may also include any terms and conditions differing from this Performance-Based Restricted Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional PBRSUs hereunder and makes no implied promise to grant additional PBRSUs.
2.Vesting. Subject to the conditions contained herein and in the Plan, a number of PBRSUs shall vest as provided in the Grant Notice.
3.Settlement of PBRSUs. As soon as practicable following the completion of the Performance Period (but no later than March 15 of the year following the end of such Performance Period, the “Certification Date”), the Committee will determine and certify in writing the extent to which the Performance Targets have been achieved and the number of PBRSUs, if any, have vested, subject to the Participant’s continued employment or service with the Service Recipient through the Certification Date. Any PBRSUs that do not vest as a failure to achieve the Performance Targets will be immediately forfeited. The Company will deliver to the Participant, without charge, as soon as reasonably practicable (and, in any event, within two and one-half months) following the Certification Date, one share of Common Stock for each PBRSU

(as adjusted under the Plan, as applicable) which becomes vested hereunder and such vested PBRSU shall be cancelled upon such delivery. The Company shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares of Common Stock to be credited to the Participant’s account at the third-party plan administrator. Notwithstanding anything in this Performance-Based Restricted Stock Unit Agreement to the contrary, the Company shall have no obligation to issue or transfer any shares of Common Stock as contemplated by this Performance-Based Restricted Stock Unit Agreement unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Common Stock are listed for trading.
5.Treatment of PBRSUs Upon Termination. Except as set forth in the Grant Notice, in the event of a Participant’s Termination for any reason prior to the Certification Date (a) all vesting with respect to such Participant’s PBRSUs shall cease and (b) unvested PBRSUs shall be forfeited to the Company by the Participant for no consideration as of the date of Termination; provided, however, that in the case of a Termination as a result of the Participant’s death, a pro-rated amount of unvested PBRSUs will vest at Target, with the pro-rated amount being equal to (i) the number of months from the date of grant of the PBRSUs to the date of Participant’s death divided by (ii) the number of months in the Performance Period; and the remainder of the unvested PBRSUs will be forfeited without further action. Company; Participant.
(a)The term “Company” as used in this Performance-Based Restricted Stock Unit Agreement with reference to service shall include the Company and its Subsidiaries.
(b)Whenever the word “Participant” is used in any provision of this Performance-Based Restricted Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the PBRSUs may be transferred in accordance with Section 12(b) of the Plan, the word “Participant” shall be deemed to include such person or persons.
6.Detrimental Activity. For the avoidance of doubt, if the Committee determines that the Participant has engaged in Detrimental Activity, the Committee may, in its sole and absolute discretion, take any action under Section 12(v) of the Plan in respect of the PBRSUs granted hereunder, including cancelling any or all of the Participant’s outstanding PBRSUs or shares of Common Stock received upon the settlement of any PBRSU.
7.Non-Transferability. The PBRSUs are not transferable by the Participant except to Permitted Transferees in accordance with Section 12(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the PBRSUs, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the PBRSUs shall terminate and become of no further effect.
7.Rights as Stockholder. Subject to any dividend equivalent payments to be provided to the Participant in accordance with the Grant Notice and Section 12(c)(iii) of the Plan, the Participant or a Permitted Transferee of the PBRSUs shall have no rights as a stockholder with respect to any share of Common Stock underlying a PBRSU unless and until the Participant shall have become the holder of record or the beneficial owner of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.
8.Tax Withholding. The provisions of Section 12(d) of the Plan are incorporated herein by reference and made a part hereof. Except as otherwise prescribed by the Committee, the Participant shall satisfy such Participant’s withholding liability, if any, referred to in Section 12(d) of the Plan by having the number of shares of Common Stock necessary to satisfy applicable withholding tax obligations on the vesting date or settlement date, as applicable, automatically be released by the Participant from the shares of Common Stock otherwise deliverable to the Participant hereunder on such date to a broker or other third-party intermediary acceptable to the Company (the “Broker”) and sold in order to satisfy such withholding tax obligations (“Sell to Cover”). The Participant will be responsible for all third-party administration processing and other fees in connection with such Sell to Cover. In addition, the Participant may be subject to and taxed in respect of short-term capital gains or losses that reflect the difference in the withholding tax liability determined on the date that the PBRSUs vest and/or settle hereunder and the sales price actually achieved. In connection with the implementation of the foregoing Sell to Cover provision, the Participant hereby authorizes the Company to instruct the Broker to sell a number of shares of Common Stock to be issued upon the vesting or settlement of the PBRSUs to satisfy the minimum statutory withholding tax obligations, as described above. Notwithstanding anything in this Performance-Based Restricted Stock Unit Award Agreement to the contrary, the Participant acknowledges and agrees that the Sell to Cover provision may not cover the Participant’s full tax liability as it relates to the vesting and settlement of the PBRSUs and that the Participant shall remain fully responsible for his or her tax obligations in respect of the PBRSUs in all cases.
9.Notice. Every notice or other communication relating to this Performance-Based Restricted Stock Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel or its designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted, or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
10.No Right to Continued Employment/Service. This Performance-Based Restricted Stock Unit Agreement does not confer upon the Participant any right to continue as an employee, officer, director, or other service provider to the Company.
11.Binding Effect. This Performance-Based Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.
12.Waiver and Amendments. Except as otherwise set forth in Section 11 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Performance-Based Restricted Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
13.Governing Law. This Performance-Based Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Performance-Based Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Performance-Based Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
14.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Performance-Based Restricted Stock Unit Agreement (including the Grant Notice), the Plan shall govern and control.

15.Section 409A. It is intended that the PBRSUs granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.
16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the PBRSUs and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.Entire Agreement. This Performance-Based Restricted Stock Unit Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.

202[] PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
CAVA GROUP, INC.
AMENDED AND RESTATED
2023 EQUITY INCENTIVE PLAN
Exhibit A
Performance Period and Targets

The Performance Period begins on []and ends on [].

The Performance Targets under this Performance-Based Restricted Stock Unit Agreement are:

•An Adjusted Return on Invested Capital (“Adjusted ROIC”) Metric; and
•An Adjusted Diluted EPS Metric.
Inputs utilized in the Performance Targets will be computed in accordance with U.S. GAAP, as applicable, with 50% of the Target PBRSUs granted based on the Adjusted ROIC Metric and 50% of the Target PBRSUs granted based on the Adjusted Diluted EPS Metric.
Payouts will be determined on a straight-line interpolation basis for achievement between Threshold and Target and between Target and Maximum with a maximum total payout of 200%.
Adjusted ROIC Metric
The Adjusted ROIC Metric is based on the Company’s cumulative Adjusted Net Operating Profit After Tax for the Performance Period divided by Adjusted Invested Capital and shall exclude the impact of higher or lower stock-based compensation expense recorded under ASC 718 associated with the vesting of the PBRSU award relative to Target. For the avoidance of doubt, total stock-based compensation expense shall be recorded at Target for purposes of this metric, regardless of the actual vesting amount. The calculation is performed on a cumulative basis, the ratio of which is divided by the number of fiscal years in the Performance Period to reflect an annualized metric. Payouts under this metric will be determined as follows:

Performance Level	Cumulative Adjusted ROIC	Payout Percentage
Threshold	[]	25%
Target	[]	100%
Maximum	[]	200%

For performance below threshold, there will be no payout.
For purposes of this performance metric:

“Adjusted Net Operating Profit After Tax” means earnings before interest and taxes plus operating lease interest minus income tax expense and adjusted as provided below under “Adjustments”.
“Adjusted Invested Capital” means total stockholders’ equity plus debt plus lease liability less non-operating cash and adjusted as provided below under “Adjustments”. Adjusted Invested Capital will be equal to the average of the Adjusted Invested Capital for each of fiscal years 2026 to 2028 inclusive. Adjusted Invested Capital for each such fiscal year shall be equal to the sum of the beginning and ending balance of Adjusted Invested Capital for such fiscal year divided by two.
Adjusted Diluted EPS Metric
The Adjusted Diluted EPS Metric is based on the Company’s cumulative Adjusted Diluted Earnings Per Share for the Performance Period and shall exclude the impact of higher or lower stock-based compensation expense recorded under ASC 718 and higher or lower diluted shares reflected under ASC 260 associated with the PBRSU award relative to Target. For the avoidance of doubt, total stock-based compensation expense and diluted shares outstanding shall be recorded at Target for purposes of this metric, regardless of the actual vesting amount. Payouts under this metric will be determined as follows:

Performance Level	Cumulative Adjusted Diluted EPS	Payout Percentage
Threshold	[]	25%
Target	[]	100%
Maximum	[]	200%

For performance below threshold, there will be no payout.
For purposes of this performance metric:
“Adjusted Diluted Earnings Per Share” means Adjusted Net Income divided by diluted weighted-average common shares outstanding determined using the treasury stock method adjusted as provided below under “Adjustments”.

“Adjusted Net Income” means net income adjusted as provided below under “Adjustments”.

Adjustments

The Adjusted ROIC Metric and the Adjusted Diluted EPS Metric (and each of their components) shall be adjusted by the Committee as provided for and in accordance with Section 10(a) of the Plan.

In addition, the Adjusted ROIC Metric and the Adjusted Diluted EPS Metric shall be adjusted as follows: []